UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 25, 2023

SMITH-MIDLAND CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13752	54-1727060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. Box 300, 5119 Catlett Road

Midland, Virginia 22728

(Address of principal executive offices)

(540) 439-3266

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SMID	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 25, 2023, the Board of Directors (the “Board”) of Smith-Midland Corporation (the “Company”) adopted an amendment and restatement of the Company’s By-laws (the “By-laws”), effective as of the same day. The Amended and Restated By-laws, among other things:

a.

update and expand the By-laws to comply with the procedure and disclosure requirements applicable to nominations of directors by stockholders under Rule 14a-19 of the Securities Exchange Act of 1934, as amended, and include changes in response to certain amendments to the General Corporation Law of the State of Delaware (“DGCL”);

b.

update and expand the requirements for the provision of background information and representations about stockholder director nominees to the Company including (i) completing a director’s questionnaire for any stockholder director nominee, and (ii) providing a written representation and agreement that such nominee is not and will not become a party to a voting arrangement relating to the Company that has not been disclosed to the Company and is not and will not become a party to any compensation, reimbursement or indemnification agreement in connection with such nominee’s service as a director other than as disclosed to the Company;

c.

update and expand the procedure and requirements for inclusion of stockholder director nominees in the Company’s proxy statement, such as (i) the details to be included in the stockholder notice regarding the stockholder giving notice and any beneficial owner of such stockholder, (ii) the details to be included in the stockholder notice regarding the nominee for director, (iii) a requirement for updating and supplementing the stockholder notice so that the information provided is current and accurate, (iv) inclusion of such other information as the Company or the Board requires, (v) compliance by the stockholder giving notice with all requirements of the Securities Exchange Act of 1934, as amended, and (vi) a requirement that the stockholder giving notice (or representative thereof) appear at the stockholder meeting.

d.	require that a stockholder soliciting proxies from other stockholders use a proxy card color other than white, which shall be reserved for exclusive use by the Board;

e.

change the timing for timely notice to stockholders for the annual meeting. To be timely, a stockholder’s notice shall be delivered to the Company not earlier than the one hundred and twentieth (120th) day and not later than the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder must be delivered not earlier the one hundred and twentieth (120th) day prior to the date of such annual meeting and not later than the later of the ninetieth (90th) day prior to the date of such annual meeting or if the public announcement of the date of such annual meeting is less than one hundred (100) days prior to the date of such annual meeting, the tenth (10th) day following the date on which the public announcement of the date of such annual meeting is first made by the Company.

The current By-laws provide that to be timely, a stockholder's notice shall be delivered to the Company not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder must be delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company.

f.

provide for remote and electronic communication for matters relating to stockholder and Board meetings, including (i) electronic communication of notice of stockholder and Board meetings, (ii) remote communication for stockholder meetings, (iii) electronic transmission of written consents of the Board, (iv) storage of minutes in electronic format, and (v) waiver of notice by stockholders or the Board in electronic format;

g.

include language that the Chairman of the Board, another officer, or another person designated by the Board can preside over stockholder meetings and clarifying that subject to the rules made by the Board, the chairman of the meeting can prescribe such rules, regulations and procedures and do all acts necessary, appropriate or convenient for the proper conduct of the stockholder meetings;

h.	include expanded provisions related to indemnification of directors and officers of the Company; and

i.

adopt a forum selection bylaw which provides that that unless the Company consents to an alternative forum, the exclusive forum for derivative actions, actions for breach of fiduciary duty, actions arising pursuant to any provision of the DGCL, the certificate of incorporation or by-laws, actions to interpret, apply, enforce or determine the validity of the certificate of incorporation or by-laws, actions governed by the internal affairs doctrine, or actions involving an internal corporate claim, shall be a state court in Delaware or if no state court has jurisdiction, the federal court for the District of Delaware.

The foregoing description of the Amended and Restated By-laws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated By-laws attached hereto as Exhibit 3.1 and incorporated by reference herein.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Exhibit Description
3.1	Amended and Restated By-laws of Smith-Midland Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2023

SMITH-MIDLAND CORPORATION

	By:	/s/ Stephanie Poe
Stephanie Poe Chief Financial Officer

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